Exhibit 99.1

Independent Accountants’ Agreed-Upon Procedures Report

Avtech Capital, LLC (the “Company”)

Capital One Securities Inc.

(together, the “Specified Parties”)

Re: Avtech Equipment Receivables Funding 2026-1, LLC – Data Files Procedures

We have performed the procedures described below on the specified attributes in

(i)

an electronic data file entitled “Data Tape 10-31-2025 v5 (With Dictionary)_KPMG.xlsx” provided by the Company on November 24, 2025, containing information on 228 commercial equipment receivables (the “Receivables”) as of October 31, 2025 (the “Cut-off Date”) (the “Initial Data File”) and

(ii)

an electronic data file entitled “Data Tape 11-30-2025 v2 (with Dictionary).xlsx” provided by the Company on December 13, 2025, containing information on 228 Receivables as of the Cut-off Date (the “Data File” and together with the Initial Data File, the “Data Files”).

We were informed the Receivables are intended to be included as collateral in the offering by Avtech Equipment Receivables Funding 2026-1, LLC. The Company is responsible for the specified attributes identified by the Company in the Data Files.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data Files. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•

The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•

The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means:

•	dollar amounts and percentages were within $1.00 and 1%, respectively;

•	Total Net Investment and Net Investment Lease were within 3% of the Original Equipment Cost;

•	Residual Total Amount and Net Investment Residual were within 2% of the Original Equipment Cost;

•	Total Number of Payments and Number of Remaining Scheduled Payments were within 1; and,

•	Term, Maturity Date, and Commencement Date were within 1 month.

•	The term “Sources” means the following information provided by the Company related to each Sample Receivable (defined below):

•	Lease Agreement (including, as applicable, Lease Schedule, Equipment Finance Agreement, Equipment Finance Schedule, and any amendments thereto)

•	Sale and Assignment Agreement (including any amendments thereto)

•	Equipment Invoice

•	Installation Certificate

•	Payment check from equipment sales which the Company applied as a security deposit (the “Payment Check”)

•	U.S Return of Partnership Income (the “Tax Return”)

•	Screenshot from the Company’s computer software system used to service the Receivables (the “Servicing System Screenshot”)

•

an electronic data file entitled “Residual Matrix.xlsx” containing the equipment residual value as a percentage of the original equipment cost determined by the Company based on the lease term, provided on December 2, 2025 (the “Residual Matrix”)

•	electronic correspondence on December 1, 2025, containing a description of each Contract Type included in the Data Files (the “Contract Type Description”)

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology, as described in the procedures below.

•	The term “Provided Information” means the Sources and Instructions.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.

We randomly selected a sample of 50 Receivables from the Initial Data File using a random sampling tool (the “Sample Receivables”). A listing of the Sample Receivables is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Receivables we were instructed to randomly select from the Initial Data File.

B.

For each Sample Receivable, we compared or recomputed the specified attributes in the Initial Data File listed below to or using the corresponding information included in the Sources, utilizing the Instructions, as applicable. The Company indicated that the absence of any of the information in the Sources or the inability to agree the indicated information from the Initial Data File to the Sources for each of the attributes identified, utilizing the Instructions as applicable, constituted an exception. The Sources are listed in the order of priority.

Attribute	Sources / Instructions

Lessee ID	Lease Agreement, Servicing System Screenshot

Customer Name	Lease Agreement, Sale and Assignment Agreement Variations due to truncation, punctuation, or abbreviation are not to be considered exceptions

Customer Main Address State	Lease Agreement, Tax Return

Contract Type	Lease Agreement, Sale and Assignment Agreement, Contract Type Description

Security Deposit	Lease Agreement, Payment Check For Sample Receivable #5, we were instructed by the Company to compare the Security Deposit to the Payment Check.

Payments per Year	Lease Agreement, Sale and Assignment Agreement

Billing Frequency	Lease Agreement, Sale and Assignment Agreement

Equipment Cost	Lease Agreement, Sale and Assignment Agreement

Equipment Type	Lease Agreement, Equipment Invoice

Payment Amount	Lease Agreement, Sale and Assignment Agreement

Residual Total Amount

Lease Agreement

For Sample Receivables with a Contract Type of “FMV” or “Open,” recompute Residual Total Amount as the product of (i) Equipment Cost and (ii) the percentage in the Residual Matrix corresponding to the Term.

Commencement Date

Lease Agreement, Sale and Assignment Agreement

For Sample Receivables with a Contract Type of “Indirect,” compare the Commencement Date to the “Date first payment due to Buyer” in the Sale and Assignment Agreement.

Contract Status	Lease Agreement, Sale and Assignment Agreement Consider Contract Status to be “Commenced” if the Commencement Date is on or before the Cut-off Date

Acceptance Year	Lease Agreement, Sale and Assignment Agreement

Total Number of Payments	Lease Agreement, Sale and Assignment Agreement

Term (months)	Lease Agreement, Sale and Assignment Agreement

Attribute	Sources / Instructions

Lessee ID	Lease Agreement, Servicing System Screenshot

For Sample Receivables with a Billing Frequency of “Quarterly,” recompute as the product of the Total Number of Payments and three (3).

Number of Remaining Scheduled Payments

Lease Agreement, Sale and Assignment Agreement

Recompute as the number of scheduled payments after the Cut-off Date based on the payment schedule in the Lease Agreement or Sale and Assignment Agreement.

Maturity Date	Recompute by adding the Term to the Commencement Date.

Implicit Rate	Recompute as the annual interest rate for the present value of the future cash flows (based on the Total Number of Payments, periodic Payment Amount, and Residual Total Amount) to equal the Equipment Cost, assuming payments are made at the beginning of each period.

Net Investment Lease	Recompute as the present value of all remaining periodic Payment Amounts discounted at the Implicit Rate as of the Cut-off Date.

Net Investment Residual	Recompute as the present value of the Residual Total Amount discounted at the Implicit Rate as of the Cut-off Date.

Total Net Investment	Recompute as the sum of the Net Investment Lease and Net Investment Residual.

We found such information to be in agreement except as listed in Exhibit B.

C.

As a result of the findings identified and reported in the performance of Procedure B, the Initial Data File was revised by the Company. The Data File represents the revised Acceptance Year information reflecting resolution of differences reported as determined appropriate by the Company.

We reperformed Procedure B for the Sample Receivables in the Data File. We found such information to be in agreement except as listed in Exhibit C.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data Files. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data Files and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Receivables, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the asset-backed notes will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, California

January 16, 2026

Exhibit A

The Sample Receivables

Sample Receivable Number	Receivable Number (*)	Sample Receivable Number	Receivable Number (*)
1	20261001	26	20261026
2	20261002	27	20261027
3	20261003	28	20261028
4	20261004	29	20261029
5	20261005	30	20261030
6	20261006	31	20261031
7	20261007	32	20261032
8	20261008	33	20261033
9	20261009	34	20261034
10	20261010	35	20261035
11	20261011	36	20261036
12	20261012	37	20261037
13	20261013	38	20261038
14	20261014	39	20261039
15	20261015	40	20261040
16	20261016	41	20261041
17	20261017	42	20261042
18	20261018	43	20261043
19	20261019	44	20261044
20	20261020	45	20261045
21	20261021	46	20261046
22	20261022	47	20261047
23	20261023	48	20261048
24	20261024	49	20261049
25	20261025	50	20261050

(*)	The Company has assigned a unique Contract ID to each Receivable in the Data Files. The Receivable Numbers referred to in this Exhibit are not the Contract IDs.

Exhibit B

Exceptions List – Initial Data File

Sample Receivable Number	Receivable Number	Attribute	Per Initial Data File	Per Sources
3	20261003	Customer Main Address State	Oregon	Pennsylvania

11	20261011	Term (months)	36	33

11	20261011	Maturity Date	3/29/2028	12/29/2027

11	20261011	Implicit Rate	20.46%	14.57%

14	20261014	Commencement Date	12/6/2023	3/4/2024

14	20261014	Contract Type	Dollar1Out	Indirect

14	20261014	Maturity Date	9/3/2026	12/3/2026

14	20261014	Total Net Investment	$65,165.96	$79,457.15

14	20261014	Net Investment Lease	$65,165.96	$79,457.15

14	20261014	Implicit Rate	11.62%	13.93%

14	20261014	Acceptance Year	Not Available	2023

Exhibit C

Exceptions List – Data File

Sample Receivable Number	Receivable Number	Attribute	Per Data File	Per Sources
3	20261003	Customer Main Address State	Oregon	Pennsylvania
11	20261011	Term (months)	36	33
11	20261011	Maturity Date	3/29/2028	12/29/2027
11	20261011	Implicit Rate	20.46%	14.57%
14	20261014	Commencement Date	12/6/2023	3/4/2024
14	20261014	Contract Type	Dollar1Out	Indirect
14	20261014	Maturity Date	9/3/2026	12/3/2026
14	20261014	Total Net Investment	$65,165.96	$79,457.15
14	20261014	Net Investment Lease	$65,165.96	$79,457.15
14	20261014	Implicit Rate	11.62%	13.93%